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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                      ____________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                  May 5, 2005
                  Date of Report (Date of earliest event reported)

                               FILENET CORPORATION
                (Exact name of registrant as specified in its charter)

         Delaware                      000-15997                 95-3757924
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification Number)

         3565 Harbor Boulevard
      Costa Mesa, California 92626                                 92626
(Address of principal executive offices)                        (Zip Code)

                                 (714) 327-3400
               Registrant's telephone number, including area code

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425  under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material  pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     At the Company's 2005 Annual Stockholders' Meeting held on May 5, 2005, the
Company's  stockholders  approved an amendment (the  "Amendment") to the Amended and Restated 2002 Incentive Award Plan of FileNet Corporation. The Amendment (i)
increases  the number of shares of Company  Common Stock  available for issuance under the plan by an additional  1,400,000  shares,  from 4,800,000 to 6,200,000 shares;  (ii) increases the number of shares of Common Stock that may be awarded as Restricted Stock, Restricted Stock Units, Deferred Stock,  Performance Awards
and Stock  Payments  from  700,000  shares to 1,100,000  shares,  an increase of
400,000 shares; (iii) changes the minimum price per share of Options that may be granted  under the plan to no less than 100% of the Fair Market Value of a share of Common Stock on the date of grant;  and (iv) provides certain minimum vesting periods for Restricted  Stock and Restricted  Stock Units.  Reference is made to the Amendment for a more complete description of the terms.

Item 9.01  Financial Statements and Exhibits

(c)     Exhibits

        10.14.5  Amendment  No. 1  to  the  Amended and Restated  2002 Incentive
                 Award Plan of FileNet Corporation (incorporated by reference as
                 Appendix B to the Company's Definitive Proxy Statement filed on
                 April 1, 2005, for its 2005 Annual Meeting of Stockholders).

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date:    May 6, 2005  .

                                    FILENET CORPORATION

                                   By:       /s/ Philip C. Maynard           .
                                   Name:    Philip C. Maynard
                                   Title:   Senior Vice President,
                                            Chief Legal Officer and Secretary

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